UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2011

Semi-Annual

Repor t

Legg Mason

Batterymarch

S&P 500

Index Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch S&P 500 Index Fund

Fund objective

The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500® Index.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Legg Mason Partners Fund Advisor, LLC (“LMPFA”). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Batterymarch S&P 500 Index Fund for the six-month reporting period ended March 31, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 29, 2011

Legg Mason Batterymarch S&P 500 Index Fund	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the six months ended March 31, 2011. During the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher from December 2010 through March 2011. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. Based on the Commerce Department’s advance estimate, first quarter 2011 GDP growth was 1.8%. This moderation in growth was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, the unemployment rate moved lower during the last four months of the reporting period, though it remained elevated. The rate fell to 8.9% in February, marking the first time the unemployment rate was below 9.0% since April 2009. Unemployment then ticked downward to 8.8% in March. This favorable trend, however, did not mean that all was well in the labor market. The U.S. Department of Labor reported in March 2011 that approximately 13.5 million Americans looking for work have yet to find a job, and roughly 45% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 3.4% in January 2011. However, home sales then declined a sharp 8.9% in February, before increasing 3.7% in March. At the end of March, the inventory of unsold homes was an 8.4 month supply at the current sales level, versus an 8.5 month supply in February. Despite the uptick in sales during March, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $159,600 in March 2011, down 5.9% from March 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown twenty consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth during the next nine

IV	Legg Mason Batterymarch S&P 500 Index Fund

Investment commentary (cont’d)

months. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. There was further strengthening in February, with a reading of 61.4. While the reading moderated somewhat to 61.2 in March, fifteen of eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

The financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds during the first month of the reporting period. The markets then experienced a sharp sell-off in mid-November 2010 and again in mid-February and mid-March 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary as risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in April 2011, the Fed said it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rateiv for an extended period.” The Fed also stated that it would end its program of purchasing $600 billion of Treasury securities on schedule at the end of June.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), moved sharply higher during the six months ended March 31, 2011. Stocks rallied in October in the wake of the Fed indicating the possibility of another round of quantitative easing. After posting solid results in early November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. However, investor sentiment was buoyed in December by a two-year extension of the Bush-era tax cuts, and the Index gained 6.68% during the month. This momentum continued in January and February 2011, as the Index returned 2.37% and 3.43%, respectively. Despite geopolitical unrest in the Middle East and Libya, and the devastating earthquake and tsunami in Japan, the market

Legg Mason Batterymarch S&P 500 Index Fund	V

demonstrated resiliency in March and generated a modest gain for the month. All told, the Index returned 17.31% over the six months ended March 31, 2011.

Looking at the U.S. stock market more closely, small- and mid-cap stocks generated the best returns during the six months ended March 31, 2011, with the small-cap Russell 2000 Indexvi and the Russell Midcap Indexvii gaining 25.48% and 21.70%, respectively. In contrast, the large-cap Russell 1000 Indexviii rose 18.13%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 19.33% and 18.09%, respectively.

Performance review

For the six months ended March 31, 2011, Class A shares of Legg Mason Batterymarch S&P 500 Index Fund returned 16.99%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 17.31% over the same time frame. The Lipper S&P 500 Index Objective Funds Category Average1 returned 16.97% for the same period.

Performance Snapshot as of March 31, 2011 (unaudited)
6 months
Legg Mason Batterymarch S&P 500 Index Fund:
Class A	16.99%
Class D	17.21%
S&P 500 Index	17.31%
Lipper S&P 500 Index Objective Funds Category Average	16.97%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated January 31, 2011, the gross total operating expense ratios for Class A and Class D shares were 0.62% and 0.48%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.59% for Class A shares and 0.39% for Class D shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 160 funds in the Fund’s Lipper category.

VI	Legg Mason Batterymarch S&P 500 Index Fund

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 29, 2011

RISKS: Stock prices are subject to market fluctuations. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Fund does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2011 and September 30, 2010 and does not include derivatives, such as futures contracts. The composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2010 and held for the six months ended March 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypo thetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	16.99%	$1,000.00	$1,169.90	0.58%	$3.14	Class A	5.00%	$1,000.00	$1,022.04	0.58%	$2.92
Class D	17.21	1,000.00	1,172.10	0.38	2.06	Class D	5.00	1,000.00	1,023.04	0.38	1.92

[1]	For the six months ended March 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Common Stocks — 99.0%
Consumer Discretionary — 10.4%
Auto Components — 0.3%
Goodyear Tire & Rubber Co.	5,377	$80,547	*
Johnson Controls Inc.	14,950	621,472
Total Auto Components		702,019
Automobiles — 0.6%
Ford Motor Co.	82,220	1,225,900	*
Harley-Davidson Inc.	5,084	216,019
Total Automobiles		1,441,919
Distributors — 0.1%
Genuine Parts Co.	3,401	182,430
Diversified Consumer Services — 0.1%
Apollo Group Inc., Class A Shares	2,650	110,531	*
DeVry Inc.	1,309	72,087
H&R Block Inc.	6,573	110,032
Total Diversified Consumer Services		292,650
Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	9,448	362,425
Darden Restaurants Inc.	2,963	145,572
International Game Technology	6,449	104,667
Marriott International Inc., Class A Shares	6,269	223,051
McDonald’s Corp.	22,259	1,693,688
Starbucks Corp.	16,100	594,895
Starwood Hotels & Resorts Worldwide Inc.	4,193	243,697
Wyndham Worldwide Corp.	3,775	120,083
Wynn Resorts Ltd.	1,654	210,472
Yum! Brands Inc.	10,011	514,365
Total Hotels, Restaurants & Leisure		4,212,915
Household Durables — 0.4%
D.R. Horton Inc.	6,084	70,879
Fortune Brands Inc.	3,306	204,608
Harman International Industries Inc.	1,510	70,698
Leggett & Platt Inc.	3,144	77,028
Lennar Corp., Class A Shares	3,477	63,003
Newell Rubbermaid Inc.	6,270	119,945
Pulte Homes Inc.	7,236	53,547	*
Stanley Black & Decker Inc.	3,627	277,828
Whirlpool Corp.	1,631	139,222
Total Household Durables		1,076,758

See Notes to Financial Statements.

4	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Internet & Catalog Retail — 0.8%
Amazon.com Inc.	7,634	$1,375,113	*
Expedia Inc.	4,306	97,574
Netflix Inc.	946	224,514	*
Priceline.com Inc.	1,055	534,294	*
Total Internet & Catalog Retail		2,231,495
Leisure Equipment & Products — 0.1%
Hasbro Inc.	2,939	137,663
Mattel Inc.	7,511	187,249
Total Leisure Equipment & Products		324,912
Media — 3.3%
Cablevision Systems Corp., New York Group, Class A Shares	5,049	174,746
CBS Corp., Class B Shares	14,583	365,158
Comcast Corp., Class A Shares	60,780	1,502,482
DIRECTV, Class A Shares	17,191	804,539	*
Discovery Communications Inc., Class A Shares	6,090	242,991	*
Gannett Co. Inc.	5,215	79,424
Interpublic Group of Cos. Inc.	10,689	134,361
McGraw-Hill Cos. Inc.	6,672	262,877
News Corp., Class A Shares	49,463	868,570
Omnicom Group Inc.	6,139	301,179
Scripps Networks Interactive, Class A Shares	2,053	102,835
Time Warner Cable Inc.	7,484	533,909
Time Warner Inc.	23,546	840,592
Viacom Inc., Class B Shares	12,925	601,271
Walt Disney Co.	40,847	1,760,097
Washington Post Co., Class B Shares	115	50,319
Total Media		8,625,350
Multiline Retail — 0.7%
Big Lots Inc.	1,593	69,184	*
Family Dollar Stores Inc.	2,699	138,513
J.C. Penney Co. Inc.	5,070	182,064
Kohl’s Corp.	6,277	332,932	*
Macy’s Inc.	9,166	222,367
Nordstrom Inc.	3,662	164,350
Sears Holdings Corp.	924	76,369	*
Target Corp.	15,090	754,651
Total Multiline Retail		1,940,430

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	5

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Specialty Retail — 1.9%
Abercrombie & Fitch Co., Class A Shares	1,875	$110,063
AutoNation Inc.	1,394	49,306	*
AutoZone Inc.	574	157,023	*
Bed Bath & Beyond Inc.	5,537	267,271	*
Best Buy Co. Inc.	7,018	201,557
CarMax Inc.	4,889	156,937	*
GameStop Corp., Class A Shares	3,326	74,902	*
Gap Inc.	9,347	211,803
Home Depot Inc.	35,232	1,305,698
Limited Brands Inc.	5,719	188,041
Lowe’s Cos. Inc.	29,838	788,618
O’Reilly Automotive Inc.	3,038	174,563	*
RadioShack Corp.	2,284	34,283
Ross Stores Inc.	2,551	181,427
Sherwin-Williams Co.	1,921	161,345
Staples Inc.	15,420	299,456
Tiffany & Co.	2,736	168,100
TJX Cos. Inc.	8,491	422,257
Urban Outfitters Inc.	2,733	81,525	*
Total Specialty Retail		5,034,175
Textiles, Apparel & Luxury Goods — 0.5%
Coach Inc.	6,351	330,506
NIKE Inc., Class B Shares	8,200	620,740
Polo Ralph Lauren Corp.	1,406	173,852
V.F. Corp.	1,861	183,364
Total Textiles, Apparel & Luxury Goods		1,308,462
Total Consumer Discretionary		27,373,515
Consumer Staples — 10.0%
Beverages — 2.4%
Brown-Forman Corp., Class B Shares	2,231	152,377
Coca-Cola Co.	49,588	3,290,164
Coca-Cola Enterprises Inc.	7,089	193,530
Constellation Brands Inc., Class A Shares	3,795	76,963	*
Dr. Pepper Snapple Group Inc.	4,847	180,114
Molson Coors Brewing Co., Class B Shares	3,411	159,942
PepsiCo Inc.	34,044	2,192,774
Total Beverages		6,245,864

See Notes to Financial Statements.

6	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Food & Staples Retailing — 2.2%
Costco Wholesale Corp.	9,418	$690,528
CVS Caremark Corp.	29,555	1,014,327
Kroger Co.	13,595	325,872
Safeway Inc.	7,823	184,153
SUPERVALU Inc.	4,610	41,167
Sysco Corp.	12,421	344,062
Wal-Mart Stores Inc.	41,621	2,166,373
Walgreen Co.	19,883	798,104
Whole Foods Market Inc.	3,154	207,849
Total Food & Staples Retailing		5,772,435
Food Products — 1.6%
Archer-Daniels-Midland Co.	13,840	498,378
Campbell Soup Co.	3,881	128,500
ConAgra Foods Inc.	9,308	221,065
Dean Foods Co.	3,961	39,610	*
General Mills Inc.	13,457	491,853
H.J. Heinz Co.	6,847	334,271
Hershey Co.	3,318	180,333
Hormel Foods Corp.	2,968	82,629
J.M. Smucker Co.	2,542	181,473
Kellogg Co.	5,337	288,091
Kraft Foods Inc., Class A Shares	37,202	1,166,655
McCormick & Co. Inc., Non Voting Shares	2,855	136,555
Mead Johnson Nutrition Co., Class A Shares	4,361	252,633
Sara Lee Corp.	13,229	233,757
Tyson Foods Inc., Class A Shares	6,431	123,411
Total Food Products		4,359,214
Household Products — 2.0%
Clorox Co.	2,932	205,445
Colgate-Palmolive Co.	10,536	850,887
Kimberly-Clark Corp.	8,678	566,413
Procter & Gamble Co.	60,134	3,704,255
Total Household Products		5,327,000
Personal Products — 0.2%
Avon Products Inc.	9,177	248,146
Estee Lauder Cos. Inc., Class A Shares	2,462	237,238
Total Personal Products		485,384

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	7

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Tobacco — 1.6%
Altria Group Inc.	45,045	$1,172,521
Lorillard Inc.	3,067	291,396
Philip Morris International Inc.	38,561	2,530,758
Reynolds American Inc.	7,284	258,801
Total Tobacco		4,253,476
Total Consumer Staples		26,443,373
Energy — 13.2%
Energy Equipment & Services — 2.5%
Baker Hughes Inc.	9,502	697,732
Cameron International Corp.	5,355	305,770	*
Diamond Offshore Drilling Inc.	1,544	119,969
FMC Technologies Inc.	2,646	249,994	*
Halliburton Co.	19,908	992,214
Helmerich & Payne Inc.	2,339	160,666
Nabors Industries Ltd.	6,321	192,032	*
National-Oilwell Varco Inc.	9,381	743,632
Noble Corp.	5,529	252,233
Rowan Cos. Inc.	2,794	123,439	*
Schlumberger Ltd.	30,238	2,819,996
Total Energy Equipment & Services		6,657,677
Oil, Gas & Consumable Fuels — 10.7%
Anadarko Petroleum Corp.	10,883	891,535
Apache Corp.	8,410	1,101,037
Cabot Oil & Gas Corp.	2,282	120,878
Chesapeake Energy Corp.	14,078	471,895
Chevron Corp.	43,698	4,694,476
ConocoPhillips	31,510	2,516,389
CONSOL Energy Inc.	4,891	262,304
Denbury Resources Inc.	8,826	215,354	*
Devon Energy Corp.	9,183	842,724
El Paso Corp.	15,333	275,994
EOG Resources Inc.	5,629	667,093
Exxon Mobil Corp.	107,745	9,064,587
Hess Corp.	6,591	561,619
Marathon Oil Corp.	15,355	818,575
Massey Energy Co.	2,279	155,792
Murphy Oil Corp.	4,198	308,217
Newfield Exploration Co.	2,940	223,469	*

See Notes to Financial Statements.

8	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Noble Energy Inc.	3,882	$375,195
Occidental Petroleum Corp.	17,689	1,848,324
Peabody Energy Corp.	5,952	428,306
Pioneer Natural Resources Co.	2,582	263,158
QEP Resources Inc.	3,836	155,511
Range Resources Corp.	3,526	206,130
Southwestern Energy Co.	7,612	327,088	*
Spectra Energy Corp.	14,072	382,477
Sunoco Inc.	2,639	120,312
Tesoro Corp.	3,148	84,461	*
Valero Energy Corp.	12,378	369,112
Williams Cos. Inc.	12,783	398,574
Total Oil, Gas & Consumable Fuels		28,150,586
Total Energy		34,808,263
Financials — 15.6%
Capital Markets — 2.4%
Ameriprise Financial Inc.	5,380	328,610
Bank of New York Mellon Corp.	26,700	797,529
Charles Schwab Corp.	21,660	390,530
E*TRADE Financial Corp.	4,752	74,274	*
Federated Investors Inc., Class B Shares	1,988	53,179
Franklin Resources Inc.	3,146	393,502
Goldman Sachs Group Inc.	11,176	1,771,061
Invesco Ltd.	10,074	257,491
Janus Capital Group Inc.	4,062	50,653
Legg Mason Inc.	3,326	120,035
Morgan Stanley	33,273	909,018
Northern Trust Corp.	5,214	264,611
State Street Corp.	10,741	482,701
T. Rowe Price Group Inc.	5,658	375,804
Total Capital Markets		6,268,998
Commercial Banks — 2.8%
BB&T Corp.	14,929	409,801
Comerica Inc.	3,807	139,793
Fifth Third Bancorp	19,958	277,017
First Horizon National Corp.	5,645	63,280
Huntington Bancshares Inc.	18,751	124,507
KeyCorp	19,017	168,871

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	9

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Commercial Banks — continued
M&T Bank Corp.	2,597	$229,757
Marshall & Ilsley Corp.	11,444	91,437
PNC Financial Services Group Inc.	11,307	712,228
Regions Financial Corp.	27,031	196,245
SunTrust Banks Inc.	10,661	307,463
U.S. Bancorp	41,209	1,089,154
Wells Fargo & Co.	112,274	3,559,086
Zions Bancorporation	3,961	91,341
Total Commercial Banks		7,459,980
Consumer Finance — 0.8%
American Express Co.	22,690	1,025,588
Capital One Financial Corp.	9,914	515,131
Discover Financial Services	11,766	283,796
SLM Corp.	11,592	177,358	*
Total Consumer Finance		2,001,873
Diversified Financial Services — 4.2%
Bank of America Corp.	218,584	2,913,725
Citigroup Inc.	626,710	2,770,058	*
CME Group Inc.	1,463	441,168
IntercontinentalExchange Inc.	1,587	196,058	*
JPMorgan Chase & Co.	85,575	3,945,007
Leucadia National Corp.	4,302	161,497
Moody’s Corp.	4,306	146,016
Nasdaq OMX Group Inc.	3,225	83,334	*
NYSE Euronext	5,522	194,209
Principal Financial Group Inc.	6,984	224,256
Total Diversified Financial Services		11,075,328
Insurance — 3.7%
ACE Ltd.	7,222	467,263
AFLAC Inc.	10,071	531,547
Allstate Corp.	11,441	363,595
American International Group Inc.	3,077	108,126	*
Aon Corp.	7,228	382,795
Assurant Inc.	2,163	83,297
Berkshire Hathaway Inc., Class B Shares	37,582	3,142,983	*
Chubb Corp.	6,334	388,338
Cincinnati Financial Corp.	3,513	115,226
Genworth Financial Inc., Class A Shares	10,542	141,895	*

See Notes to Financial Statements.

10	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Insurance — continued
Hartford Financial Services Group Inc.	9,731	$262,056
Lincoln National Corp.	6,823	204,963
Loews Corp.	6,761	291,332
Marsh & McLennan Cos. Inc.	11,646	347,167
MetLife Inc.	22,855	1,022,304
Progressive Corp.	14,148	298,947
Prudential Financial Inc.	10,564	650,531
Torchmark Corp.	1,679	111,620
Travelers Cos. Inc.	9,249	550,131
Unum Group	6,660	174,825
XL Group PLC	6,688	164,525
Total Insurance		9,803,466
Real Estate Investment Trusts (REITs) — 1.5%
Apartment Investment and Management Co., Class A Shares	2,559	65,178
AvalonBay Communities Inc.	1,838	220,707
Boston Properties Inc.	3,066	290,810
Equity Residential	6,258	353,014
HCP Inc.	7,927	300,750
Health Care REIT Inc.	3,763	197,332
Host Hotels & Resorts Inc.	14,641	257,828
Kimco Realty Corp.	8,754	160,548
Plum Creek Timber Co. Inc.	3,478	151,676
ProLogis	12,335	197,113
Public Storage Inc.	3,002	332,952
Simon Property Group Inc.	6,351	680,573
Ventas Inc.	3,488	189,398
Vornado Realty Trust	3,514	307,475
Weyerhaeuser Co.	11,694	287,673
Total Real Estate Investment Trusts (REITs)		3,993,027
Real Estate Management & Development — 0.1%
CB Richard Ellis Group Inc., Class A Shares	6,340	169,278	*
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp Inc.	11,382	110,178
People’s United Financial Inc.	7,795	98,061
Total Thrifts & Mortgage Finance		208,239
Total Financials		40,980,189

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	11

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Health Care — 10.7%
Biotechnology — 1.2%
Amgen Inc.	20,263	$1,083,057	*
Biogen Idec Inc.	5,166	379,133	*
Celgene Corp.	9,943	572,021	*
Cephalon Inc.	1,617	122,536	*
Genzyme Corp.	5,559	423,318	*
Gilead Sciences Inc.	17,032	722,838	*
Total Biotechnology		3,302,903
Health Care Equipment & Supplies — 2.0%
Baxter International Inc.	12,599	677,448
Becton, Dickinson & Co.	4,736	377,080
Boston Scientific Corp.	32,883	236,429	*
C.R. Bard Inc.	1,827	181,439
CareFusion Corp.	4,759	134,204	*
Covidien PLC	10,700	555,758
DENTSPLY International Inc.	3,035	112,265
Hospira Inc.	3,602	198,830	*
Intuitive Surgical Inc.	839	279,773	*
Medtronic Inc.	23,133	910,284
St. Jude Medical Inc.	6,993	358,461
Stryker Corp.	7,238	440,071
Thermo Fisher Scientific Inc.	8,384	465,731	*
Varian Medical Systems Inc.	2,599	175,796	*
Zimmer Holdings Inc.	4,131	250,050	*
Total Health Care Equipment & Supplies		5,353,619
Health Care Providers & Services — 2.0%
Aetna Inc.	8,243	308,536
AmerisourceBergen Corp.	5,882	232,692
Cardinal Health Inc.	7,622	313,493
CIGNA Corp.	5,838	258,507
Coventry Health Care Inc.	3,199	102,016	*
DaVita Inc.	2,067	176,749	*
Express Scripts Inc.	11,723	651,916	*
Humana Inc.	3,660	255,980	*
Laboratory Corporation of America Holdings	2,141	197,250	*
McKesson Corp.	5,520	436,356
Medco Health Solutions Inc.	8,309	466,633	*
Patterson Cos. Inc.	2,064	66,440

See Notes to Financial Statements.

12	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Health Care Providers & Services — continued
Quest Diagnostics Inc.	3,338	$192,669
Tenet Healthcare Corp.	10,610	79,045	*
UnitedHealth Group Inc.	23,677	1,070,200
WellPoint Inc.	8,007	558,809
Total Health Care Providers & Services		5,367,291
Health Care Technology — 0.1%
Cerner Corp.	1,547	172,027	*
Life Sciences Tools & Services — 0.2%
Life Technologies Corp.	3,860	202,341	*
PerkinElmer Inc.	2,423	63,652
Waters Corp.	1,953	169,716	*
Total Life Sciences Tools & Services		435,709
Pharmaceuticals — 5.2%
Abbott Laboratories	33,099	1,623,506
Allergan Inc.	6,621	470,223
Bristol-Myers Squibb Co.	36,936	976,219
Eli Lilly & Co.	21,993	773,494
Forest Laboratories Inc.	6,144	198,451	*
Johnson & Johnson	58,765	3,481,826
Merck & Co. Inc.	66,679	2,201,074
Mylan Inc.	9,427	213,710	*
Pfizer Inc.	173,649	3,526,811
Watson Pharmaceuticals Inc.	2,714	152,011	*
Total Pharmaceuticals		13,617,325
Total Health Care		28,248,874
Industrials — 11.2%
Aerospace & Defense — 2.0%
Boeing Co.	15,846	1,171,495
General Dynamics Corp.	8,055	616,691
Goodrich Corp.	2,695	230,503
Honeywell International Inc.	17,041	1,017,518
Huntington Ingalls Industries Inc.	1,055	43,776	*
L-3 Communications Holdings Inc.	2,429	190,215
Lockheed Martin Corp.	6,263	503,545
Northrop Grumman Corp.	6,329	396,892
Precision Castparts Corp.	3,121	459,349
Raytheon Co.	7,711	392,258
Rockwell Collins Inc.	3,340	216,532
Total Aerospace & Defense		5,238,774

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	13

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide Inc.	3,582	$265,534
Expeditors International of Washington Inc.	4,612	231,246
FedEx Corp.	7,053	659,808
Ryder System Inc.	1,106	55,963
United Parcel Service Inc., Class B Shares	21,507	1,598,400
Total Air Freight & Logistics		2,810,951
Airlines — 0.1%
Southwest Airlines Co.	15,960	201,575
Building Products — 0.0%
Masco Corp.	7,759	108,005
Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	2,291	96,130
Cintas Corp.	2,718	82,274
Iron Mountain Inc.	4,284	133,789
Pitney Bowes Inc.	4,391	112,805
R.R. Donnelley & Sons Co.	4,441	84,024
Republic Services Inc.	6,640	199,466
Stericycle Inc.	1,838	162,975	*
Waste Management Inc.	10,255	382,922
Total Commercial Services & Supplies		1,254,385
Construction & Engineering — 0.2%
Fluor Corp.	3,858	284,180
Jacobs Engineering Group Inc.	2,754	141,638	*
Quanta Services Inc.	4,644	104,165	*
Total Construction & Engineering		529,983
Electrical Equipment — 0.5%
Emerson Electric Co.	16,399	958,193
Rockwell Automation Inc.	3,124	295,687
Roper Industries Inc.	2,054	177,589
Total Electrical Equipment		1,431,469
Industrial Conglomerates — 3.2%
3M Co.	15,295	1,430,082
General Electric Co.	232,023	4,652,061
Textron Inc.	5,984	163,902
Tyco International Ltd.	10,262	459,430
United Technologies Corp.	19,901	1,684,620
Total Industrial Conglomerates		8,390,095

See Notes to Financial Statements.

14	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Machinery — 2.5%
Caterpillar Inc.	13,889	$1,546,540
Cummins Inc.	4,299	471,256
Danaher Corp.	11,683	606,348
Deere & Co.	9,212	892,551
Dover Corp.	4,069	267,496
Eaton Corp.	7,384	409,369
Flowserve Corp.	1,206	155,333
Illinois Tool Works Inc.	10,769	578,511
Ingersoll-Rand PLC	7,179	346,817
ITT Industries Inc.	3,966	238,158
Joy Global Inc.	2,307	227,955
PACCAR Inc.	7,963	416,863
Pall Corp.	2,503	144,198
Parker Hannifin Corp.	3,531	334,315
Snap-on Inc.	1,254	75,315
Total Machinery		6,711,025
Professional Services — 0.1%
Dun & Bradstreet Corp.	1,066	85,536
Equifax Inc.	2,634	102,331
Robert Half International Inc.	3,138	96,023
Total Professional Services		283,890
Road & Rail — 0.9%
CSX Corp.	8,211	645,385
Norfolk Southern Corp.	7,830	542,384
Union Pacific Corp.	10,801	1,062,062
Total Road & Rail		2,249,831
Trading Companies & Distributors — 0.1%
Fastenal Co.	3,196	207,197
W. W. Grainger Inc.	1,252	172,375
Total Trading Companies & Distributors		379,572
Total Industrials		29,589,555
Information Technology — 18.1%
Communications Equipment — 2.1%
Cisco Systems Inc.	118,178	2,026,753
F5 Networks Inc.	1,737	178,164	*
Harris Corp.	2,838	140,765
JDS Uniphase Corp.	4,724	98,448	*
Juniper Networks Inc.	11,332	476,851	*

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	15

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Communications Equipment — continued
Motorola Mobility Holdings Inc.	6,525	$159,210	*
Motorola Solutions Inc.	7,357	328,784	*
QUALCOMM Inc.	36,292	1,989,890
Tellabs Inc.	7,701	40,353
Total Communications Equipment		5,439,218
Computers & Peripherals — 4.4%
Apple Inc.	20,132	7,014,995	*
Dell Inc.	35,872	520,503	*
EMC Corp.	44,969	1,193,927	*
Hewlett-Packard Co.	48,149	1,972,665
Lexmark International Inc., Class A Shares	1,683	62,338	*
NetApp Inc.	7,967	383,850	*
SanDisk Corp.	5,181	238,792	*
Western Digital Corp.	5,031	187,606	*
Total Computers & Peripherals		11,574,676
Electronic Equipment, Instruments & Components — 0.6%
Agilent Technologies Inc.	7,448	333,521	*
Amphenol Corp., Class A Shares	3,775	205,322
Corning Inc.	33,689	695,004
FLIR Systems Inc.	3,488	120,720
Jabil Circuit Inc.	4,093	83,620
Molex Inc.	2,997	75,285
Total Electronic Equipment, Instruments & Components		1,513,472
Internet Software & Services — 1.8%
Akamai Technologies Inc.	4,209	159,942	*
eBay Inc.	24,941	774,169	*
Google Inc., Class A Shares	5,443	3,190,741	*
Monster Worldwide Inc.	2,791	44,377	*
VeriSign Inc.	3,753	135,896
Yahoo! Inc.	28,479	474,175	*
Total Internet Software & Services		4,779,300
IT Services — 3.0%
Automatic Data Processing Inc.	10,668	547,375
Cognizant Technology Solutions Corp., Class A Shares	6,572	534,961	*
Computer Sciences Corp.	3,359	163,684
Fidelity National Information Services Inc.	5,759	188,262
Fiserv Inc.	3,167	198,634	*
International Business Machines Corp.	26,068	4,250,909

See Notes to Financial Statements.

16	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
IT Services — continued
MasterCard Inc., Class A Shares	2,070	$521,060
Paychex Inc.	6,867	215,349
SAIC Inc.	6,350	107,442	*
Teradata Corp.	3,628	183,940	*
Total System Services Inc.	3,505	63,160
Visa Inc., Class A Shares	10,408	766,237
Western Union Co.	13,984	290,448
Total IT Services		8,031,461
Office Electronics — 0.1%
Xerox Corp.	30,806	328,084
Semiconductors & Semiconductor Equipment — 2.5%
Advanced Micro Devices Inc.	12,596	108,326	*
Altera Corp.	6,917	304,486
Analog Devices Inc.	6,564	258,490
Applied Materials Inc.	28,997	452,933
Broadcom Corp., Class A Shares	10,353	407,701
First Solar Inc.	1,194	192,043	*
Intel Corp.	117,910	2,378,245
KLA-Tencor Corp.	3,689	174,748
Linear Technology Corp.	4,940	166,132
LSI Corp.	13,383	91,004	*
MEMC Electronic Materials Inc.	4,956	64,230	*
Microchip Technology Inc.	4,077	154,967
Micron Technology Inc.	18,767	215,070	*
National Semiconductor Corp.	5,205	74,640
Novellus Systems Inc.	1,982	73,592	*
NVIDIA Corp.	12,426	229,384	*
Teradyne Inc.	4,133	73,609	*
Texas Instruments Inc.	25,401	877,858
Xilinx Inc.	5,581	183,057
Total Semiconductors & Semiconductor Equipment		6,480,515
Software — 3.6%
Adobe Systems Inc.	10,665	353,651	*
Autodesk Inc.	4,967	219,094	*
BMC Software Inc.	3,840	191,002	*
CA Inc.	8,236	199,146
Citrix Systems Inc.	3,999	293,767	*
Compuware Corp.	4,663	53,858	*

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	17

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Software — continued
Electronic Arts Inc.	7,263	$141,846	*
Intuit Inc.	5,847	310,476	*
Microsoft Corp.	159,047	4,033,432
Novell Inc.	7,455	44,208	*
Oracle Corp.	84,753	2,828,208
Red Hat Inc.	4,154	188,550	*
Salesforce.com Inc.	2,516	336,087	*
Symantec Corp.	16,517	306,225	*
Total Software		9,499,550
Total Information Technology		47,646,276
Materials — 3.6%
Chemicals — 2.1%
Air Products & Chemicals Inc.	4,657	419,968
Airgas Inc.	1,614	107,202
CF Industries Holdings Inc.	1,565	214,076
Dow Chemical Co.	25,572	965,343
E.I. du Pont de Nemours & Co.	20,048	1,102,039
Eastman Chemical Co.	1,552	154,145
Ecolab Inc.	4,973	253,722
FMC Corp.	1,549	131,557
International Flavors & Fragrances Inc.	1,746	108,776
Monsanto Co.	11,627	840,167
PPG Industries Inc.	3,521	335,234
Praxair Inc.	6,545	664,972
Sigma-Aldrich Corp.	2,630	167,373
Total Chemicals		5,464,574
Construction Materials — 0.0%
Vulcan Materials Co.	2,800	127,680
Containers & Packaging — 0.2%
Ball Corp.	3,630	130,135
Bemis Co. Inc.	2,300	75,463
Owens-Illinois Inc.	3,556	107,356	*
Sealed Air Corp.	3,459	92,217
Total Containers & Packaging		405,171
Metals & Mining — 1.2%
AK Steel Holding Corp.	2,374	37,462
Alcoa Inc.	23,156	408,703
Allegheny Technologies Inc.	2,169	146,885

See Notes to Financial Statements.

18	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Metals & Mining — continued
Cliffs Natural Resources Inc.	3,037	$298,476
Freeport-McMoRan Copper & Gold Inc.	21,016	1,167,439
Newmont Mining Corp.	10,586	577,784
Nucor Corp.	6,848	315,145
Titanium Metals Corp.	1,957	36,361	*
United States Steel Corp.	3,139	169,318
Total Metals & Mining		3,157,573
Paper & Forest Products — 0.1%
International Paper Co.	9,623	290,422
MeadWestvaco Corp.	3,667	111,220
Total Paper & Forest Products		401,642
Total Materials		9,556,640
Telecommunication Services — 3.0%
Diversified Telecommunication Services — 2.7%
AT&T Inc.	128,167	3,921,910
CenturyLink Inc.	6,643	276,017
Frontier Communications Corp.	21,196	174,231
Qwest Communications International Inc.	37,875	258,686
Verizon Communications Inc.	61,474	2,369,208
Windstream Corp.	10,697	137,671
Total Diversified Telecommunication Services		7,137,723
Wireless Telecommunication Services — 0.3%
American Tower Corp., Class A Shares	8,557	443,424	*
MetroPCS Communications Inc.	5,747	93,331	*
Sprint Nextel Corp.	65,527	304,045	*
Total Wireless Telecommunication Services		840,800
Total Telecommunication Services		7,978,523
Utilities — 3.2%
Electric Utilities — 1.6%
American Electric Power Co. Inc.	10,144	356,460
Duke Energy Corp.	28,186	511,576
Edison International	6,915	253,020
Entergy Corp.	3,740	251,365
Exelon Corp.	13,821	569,978
FirstEnergy Corp.	8,801	326,429
NextEra Energy Inc.	8,950	493,324
Northeast Utilities	3,770	130,442
Pepco Holdings Inc.	4,795	89,427

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	19

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Electric Utilities — continued
Pinnacle West Capital Corp.	2,302	$98,503
PPL Corp.	10,298	260,539
Progress Energy Inc.	6,228	287,360
Southern Co.	17,974	684,989
Total Electric Utilities		4,313,412
Gas Utilities — 0.2%
EQT Corp.	3,267	163,023
Nicor Inc.	974	52,304
ONEOK Inc.	2,328	155,697
Total Gas Utilities		371,024
Independent Power Producers & Energy Traders — 0.2%
AES Corp.	14,556	189,228	*
Constellation Energy Group Inc.	4,262	132,676
NRG Energy Inc.	5,333	114,873	*
Total Independent Power Producers & Energy Traders		436,777
Multi-Utilities — 1.2%
Ameren Corp.	5,125	143,859
CenterPoint Energy Inc.	8,999	158,022
CMS Energy Corp.	5,371	105,486
Consolidated Edison Inc.	6,188	313,855
Dominion Resources Inc.	12,238	547,039
DTE Energy Co.	3,586	175,571
Integrys Energy Group Inc.	1,653	83,493
NiSource Inc.	5,988	114,850
PG&E Corp.	8,326	367,843
Public Service Enterprise Group Inc.	10,778	339,615
SCANA Corp.	2,421	95,315
Sempra Energy	5,153	275,685
TECO Energy Inc.	4,576	85,846
Wisconsin Energy Corp.	4,980	151,890
Xcel Energy Inc.	10,288	245,780
Total Multi-Utilities		3,204,149
Total Utilities		8,325,362
Total Investments before Short-Term Investments (Cost — $187,979,433)		260,950,570

See Notes to Financial Statements.

20	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Legg Mason Batterymarch S&P 500 Index Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.4%
Repurchase Agreements — 1.4%
Interest in $562,442,000 joint tri-party repurchase agreement dated 3/31/11 with Barclays Capital Inc.; Proceeds at maturity — $3,658,011; (Fully collateralized by various U.S. government obligations, 1.375% to 1.750% due 1/15/20 to 1/15/28; Market value — $3,731,160) (Cost — $3,658,000)	0.110%	4/1/11	$3,658,000	$3,658,000
Total Investments — 100.4% (Cost — $191,637,433#)				264,608,570
Liabilities in Excess of Other Assets — (0.4)%				(998,098)
Total Net Assets — 100.0%				$263,610,472

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

March 31, 2011

Assets:
Investments, at value (Cost — $191,637,433)	$264,608,570
Cash	562
Dividends and interest receivable	332,223
Deposits with brokers for open futures contracts	315,000
Receivable for Fund shares sold	114,122
Prepaid expenses	20,595
Total Assets	265,391,072

Liabilities:
Payable for Fund shares repurchased	1,483,159
Investment management fee payable	53,896
Distribution fees payable	41,897
Payable to broker — variation margin on open futures contracts	8,700
Trustees’ fees payable	8,547
Accrued expenses	184,401
Total Liabilities	1,780,600
Total Net Assets	$263,610,472

Net Assets:
Par value (Note 7)	$197
Paid-in capital in excess of par value	260,888,897
Undistributed net investment income	403,566
Accumulated net realized loss on investments and futures contracts	(70,810,753)
Net unrealized appreciation on investments and futures contracts	73,128,565
Total Net Assets	$263,610,472

Shares Outstanding:
ClassA	18,538,019
ClassD	1,142,090

Net Asset Value:
ClassA	$13.39
ClassD	$13.47

See Notes to Financial Statements.

22	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Statement of operations (unaudited)

For the six months ended March 31, 2011

Investment Income:
Dividends	$2,542,800
Interest	2,394
Total Investment Income	2,545,194

Expenses:
Investment management fee (Note 2)	321,567
Distribution fees (Notes 2 and 5)	242,434
Transfer agent fees (Note 5)	76,205
Legal fees	24,697
Shareholder reports	20,796
Registration fees	19,043
Audit and tax	17,812
Standard & Poor’s license fees	12,863
Trustees’ fees	11,328
Fund accounting fees	5,605
Custody fees	5,238
Insurance	2,926
Miscellaneous expenses	1,909
Total Expenses	762,423
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(18,344)
Net Expenses	744,079
Net Investment Income	1,801,115

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	8,238,688
Futures contracts	505,156
Net Realized Gain	8,743,844
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	29,557,142
Futures contracts	61,131
Change in Net Unrealized Appreciation (Depreciation)	29,618,273
Net Gain on Investments and Futures Contracts	38,362,117
Increase in Net Assets from Operations	$40,163,232

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	23

Statements of changes in net assets

For the six months ended March 31, 2011 (unaudited) and the year ended September 30, 2010	2011	2010

Operations:
Net investment income	$1,801,115	$3,836,824
Net realized gain	8,743,844	7,199,111
Change in net unrealized appreciation (depreciation)	29,618,273	14,831,721
Proceeds from settlement of a regulatory matter	—	46,012	[1]
Increase in Net Assets From Operations	40,163,232	25,913,668

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,700,017)	(4,500,492)
Decrease in Net Assets From Distributions to Shareholders	(3,700,017)	(4,500,492)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	13,079,757	23,720,840
Reinvestment of distributions	3,686,904	4,441,496
Cost of shares repurchased	(32,310,965)	(84,333,387)
Decrease in Net Assets From Fund Share Transactions	(15,544,304)	(56,171,051)
Increase (Decrease) in Net Assets	20,918,911	(34,757,875)

Net Assets:
Beginning of period	242,691,561	277,449,436
End of period*	$263,610,472	$242,691,561
* Includes undistributed net investment income of:	$403,566	$2,302,468

[1]	The Fund received $46,007, and $5 for Class A and D respectively, related to this distribution.

See Notes to Financial Statements.

24	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2011[2]	2010	2009[3]	2008[4]	2007[4]	2006[4]	2005[4]

Net asset value, beginning of period	$11.61	$10.75	$9.06	$14.86	$14.36	$12.63	$12.28

Income (loss) from operations:
Net investment income	0.09	0.16	0.13	0.22	0.21	0.18	0.16
Net realized and unrealized gain (loss)	1.87	0.88	1.59	(5.79)	0.51	1.74	0.36
Total income (loss) from operations	1.96	1.04	1.72	(5.57)	0.72	1.92	0.52

Less distributions from:
Net investment income	(0.18)	(0.18)	(0.03)	(0.23)	(0.22)	(0.19)	(0.17)
Total distributions	(0.18)	(0.18)	(0.03)	(0.23)	(0.22)	(0.19)	(0.17)

Net asset value, end of period	$13.39	$11.61	$10.75	$9.06	$14.86	$14.36	$12.63
Total return[5]	16.99%	9.71%	19.00%	(37.47)%	5.03%	15.20%	4.19%

Net assets, end of period (millions)	$248	$229	$260	$239	$434	$459	$453

Ratios to average net assets:
Gross expenses	0.59%[6]	0.61%	0.62%[6]	0.57%	0.55%	0.57%[7]	0.59%
Net expenses[8,9]	0.58 [6]	0.59	0.59 [6]	0.55	0.55	0.57 [7]	0.59
Net investment income	1.37 [6]	1.44	1.88 [6]	1.72	1.42	1.36	1.27

Portfolio turnover rate	2%	7%[10]	4%	8%	6%	7%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2011 (unaudited).

[3]	For the period January 1, 2009 through September 30, 2009.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56 % and 0.55%, respectively.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.59%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to May 1, 2010, the expense limitation was 0.59% as a result of a contractual expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class D Shares[1]	2011[2]	2010	2009[3]	2008[4]	2007[4]	2006[4]	2005[4]

Net asset value, beginning of period	$11.68	$10.82	$9.11	$14.93	$14.43	$12.66	$12.30

Income (loss) from operations:
Net investment income	0.10	0.19	0.14	0.24	0.25	0.20	0.18
Net realized and unrealized gain (loss)	1.90	0.87	1.60	(5.81)	0.50	1.78	0.37
Total income (loss) from operations	2.00	1.06	1.74	(5.57)	0.75	1.98	0.55

Less distributions from:
Net investment income	(0.21)	(0.20)	(0.03)	(0.25)	(0.25)	(0.21)	(0.19)
Total distributions	(0.21)	(0.20)	(0.03)	(0.25)	(0.25)	(0.21)	(0.19)

Net asset value, end of period	$13.47	$11.68	$10.82	$9.11	$14.93	$14.43	$12.66
Total return[5]	17.21%	9.80%	19.14%	(37.30)%	5.22%	15.66%	4.47%

Net assets, end of period (millions)	$16	$14	$17	$20	$39	$40	$48

Ratios to average net assets:
Gross expenses	0.44%[6]	0.47%	0.88%[6]	0.37%	0.39%	0.44%[7]	0.53%
Net expenses[8,9]	0.38 [6]	0.39	0.39 [6]	0.36	0.35	0.40 [7]	0.39
Net investment income	1.54 [6]	1.65	2.09 [6]	1.92	1.62	1.47	1.47

Portfolio turnover rate	2%	7%[10]	4%	8%	6%	7%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2011 (unaudited).

[3]	For the period January 1, 2009 through September 30, 2009.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.42 % and 0.39%, respectively.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class D shares did not exceed 0.39%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to May 1, 2010, the expense limitation was 0.39% as a result of a contractual expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.

See Notes to Financial Statements.

26	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Batterymarch S&P 500 Index Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	27

information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$260,950,570	—	—	$260,950,570
Short-term investment†	—	$3,658,000	—	3,658,000
Total investments	$260,950,570	$3,658,000	—	$264,608,570
Other financial instruments:
Futures contracts	$157,428	—	—	$157,428
Total	$261,107,998	$3,658,000	—	$264,765,998

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net

28	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensation balance arrangements. The Find has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	29

in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and D shares did not exceed 0.59% and 0.39%, respectively. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the six months ended March 31, 2011, fees waived and/or expenses reimbursed amounted to $18,344.

30	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of March 31, 2011, the Fund had accrued $296 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended March 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$5,260,961
Sales	20,605,280

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$95,595,385
Gross unrealized depreciation	(22,624,248)
Net unrealized appreciation	$72,971,137

At March 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
S&P 500 Index	12	6/11	$3,805,572	$3,963,000	$157,428

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	31

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2011.

ASSET DERIVATIVES[1]
Equity Contracts Risk
Futures contracts[2]	$157,428

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Contracts Risk
Futures contracts	$505,156

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Contracts Risk
Futures contracts	$61,131

During the six months ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$4,019,111

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a distribution and/or service fee with respect to its Class A shares calculated at the annual rate of 0.20% of the average daily net assets of Class A shares. Distribution fees are accrued daily and paid monthly.

For the six months ended March 31, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$242,434	$68,159
Class D	—	8,046
Total	$242,434	$76,205

32	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the year ended March 31, 2011, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$13,631
Class D	4,713
Total	$18,344

6. Distributions to shareholders by class

	Six Months Ended March 31, 2011	Year Ended September 30, 2010
Net Investment Income:
Class A	$3,464,750	$4,206,591
Class D	235,267	293,901
Total	$3,700,017	$4,500,492

7. Shares of beneficial interest

At March 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	698,507	$8,869,153	1,934,665	$21,741,587
Shares issued on reinvestment	272,211	3,451,637	366,395	4,147,595
Shares repurchased	(2,123,844)	(27,027,455)	(6,831,355)	(77,888,685)
Net decrease	(1,153,126)	$(14,706,665)	(4,530,295)	$(51,999,503)

Class D
Shares sold	316,831	$4,210,604	174,774	$1,979,253
Shares issued on reinvestment	18,453	235,267	25,826	293,901
Shares repurchased	(404,130)	(5,283,510)	(572,087)	(6,444,702)
Net decrease	(68,846)	$(837,639)	(371,487)	$(4,171,548)

8. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. During the year ended September 30, 2010, the Fund had redemptions-in-kind with total proceeds in the amount of $23,087,664. The net realized gains on these redemptions-in-kind amounted to $10,231,716, which were not realized by the Fund for tax purposes.

Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report	33

9. Capital loss carryforward

As of September 30, 2010, the Fund had a net capital loss carryforward of approximately $61,190,434, of which $30,395,684 expires in 2014, $11,834,597 expires in 2016, $18,922,191 expires in 2017 and $37,962 expires in 2018. These amounts will be available to offset any future taxable capital gains.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”) a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint

34	Legg Mason Batterymarch S&P 500 Index Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending September 30, 2012.

Legg Mason Batterymarch S&P 500 Index Fund	35

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which Batterymarch Financial Management, Inc. (“Batterymarch”) provides day-to-day management of the Fund’s portfolio. The Board also considered the approval for an annual period of the sub-advisory agreement, pursuant to which Western Asset Management Company (“Western Asset” and, together with Batterymarch, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board noted that the same portfolio management team that previously provided management of the Fund’s cash and short-term instruments as dual employees of the Manager now provided such management services as employees of Western Asset. The Board’s evaluation of the services provided by the Manager

36	Legg Mason Batterymarch S&P 500 Index Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and Batterymarch’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional S&P 500 Index funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund performed below the median for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed the Fund’s performance was better than

Legg Mason Batterymarch S&P 500 Index Fund	37

the Lipper category average during the third quarter. After discussions with representatives of management, the Trustees noted that the Manager and Batterymarch were committed to providing the resources necessary to assist the portfolio managers and improve Fund performance relative to the S&P 500 Index. Based on its review, the Board generally was satisfied with management’s efforts to improve Fund performance relative to the S&P 500 Index going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s contractual fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and Batterymarch charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of seven retail no-load S&P 500 Index funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader

38	Legg Mason Batterymarch S&P 500 Index Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

group of funds selected by Lipper consisting of all retail no-load S&P 500 Index funds (the “Expense Universe”). This information showed that, while the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group, but that the Fund’s Actual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group and higher than the average management fee paid by the other funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the other funds in the Expense Group and higher than the average total expense ratio of the other funds in the Expense Universe. The Trustees noted that the Manager’s fee waiver and/or expense reimbursement arrangement would continue until December 31, 2012.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Legg Mason Batterymarch S&P 500 Index Fund	39

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Batterymarch

S&P 500 Index Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Batterymarch S&P 500 Index Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch S&P 500 Index Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch S&P 500 Index Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010131 5/11 SR11-1363

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: May 27, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: May 27, 2011